UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-22780

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    November 30

Date of reporting period:    May 31, 2021

Item 1. Reports to Stockholders.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended May 31, 2021. The total returns for Cohen & Steers MLP Income and Energy Opportunity Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended May 31, 2021
Cohen & Steers MLP Income and Energy Opportunity Fund at Net Asset Value[a]	49.76%
Cohen & Steers MLP Income and Energy Opportunity Fund at Market Value[a]	74.00%
Blended Benchmark—90% Alerian MLP Index/10% ICE BofA Fixed Rate Preferred Securities Index[b]	39.39%
Alerian MLP Index[b]	44.09%
S&P 500 Index[b]	16.95%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Distribution Policy

The Fund makes regular monthly distributions at a level rate (the Policy). Dividends from net investment income, if any, are generally declared quarterly and paid monthly. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s current or accumulated earnings and profits. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time. The Fund will not declare any future monthly dividends as a result of the Fund’s pending liquidation, which was approved by the Fund’s shareholders at the adjourned special meeting of shareholders held on June 30, 2021.

[a]	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
[b]

The Alerian MLP Index (Total Return) is a capped, float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total Master Limited Partnership (MLP) float-adjusted market capitalization. The ICE BofA Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Market Review

Midstream energy securities and master limited partnerships (MLPs) had strong gains for the six-month period ending May 31, 2021, rebounding from weakness in early 2020 amid an improving outlook for economic growth and rising energy prices. Positive vaccine rollout trends triggered optimism for improving global growth and greater energy demand, particularly from increased driving and airline travel. Concurrently, crude oil supply growth was relatively subdued as the Organization of the Petroleum Exporting Countries and other major producers (OPEC+) maintained their return to production discipline, contributing to the increase in energy commodity prices. As the midstream sector’s correlation to these factors has increased in recent years, this backdrop supported the group’s performance over the period.

Earnings reported by midstream energy companies in the period were better than expected, and as 2020 results were finalized some companies even surpassed their pre-COVID guidance, showing strong cost discipline and resilient revenues. First-quarter 2021 results were exceptional, in many cases driven by opportunities that arose during Winter Storm Uri, which had a dramatic impact on pipeline dynamics.

Fund Performance

The Fund had a positive total return in the period and outperformed its blended benchmark on both a NAV and market price basis.

Returns were positive across nearly all midstream energy sectors. The gathering & processing sector, which tends to be highly sensitive to moves in commodity prices, was a top performer. The Fund’s overweight in gathering & processing aided its relative performance, as did stock selection in the sector. Contributors to performance included an overweight in Enable Midstream Partners, which rose on its acquisition by Energy Transfer in the period. An out-of-benchmark allocation to Targa Resources also contributed to performance; the company reported strong earnings and benefited from its commodity price sensitivity.

The liquified natural gas (LNG) export sector, which is represented in the benchmark by Cheniere Energy Partners, had a gain but trailed the broader midstream energy market; an underweight in the sector helped relative performance. Similarly, the Fund had a beneficial underweight in the only natural gas pipelines company in the benchmark—TC Pipelines LP, which had a slight decline as it completed its merger with TransCanada. Other factors that aided relative performance included the Fund’s underweight in the water sector, which underperformed.

Stock selection in the gathering sector, which outperformed the benchmark as a group, hindered the Fund’s relative performance (although a beneficial overweight in gathering partly offset the effect). An out-of-index position in Equitrans Midstream was a headwind for returns with only a modest gain. While we believe the company is well managed, it was in the process of trying to complete the Mountain Valley Pipeline, which continued to face regulatory obstacles that delayed the project. In addition, the Fund did not own Oasis Midstream Partners, which had a sizable gain. Stock selection in the refinery logistics and diversified sectors hindered relative performance as well, as did an underweight in refinery logistics.

Preferred securities had only a slight gain in the period, as optimism about an improving credit outlook was countered by rising bond yields. The Fund’s underweight allocation to preferreds aided performance compared with the blended benchmark.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Impact of Derivatives on Fund Performance

The Fund engaged in the buying and selling of single stock options with the intention of enhancing total returns and reducing overall volatility. These contracts did not have a material effect on the Fund’s total return for the six-month period ended May 31, 2021.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), significantly contributed to the Fund’s NAV performance for the six-month period ended May 31, 2021.

Fund Liquidation and Dissolution

At the adjourned special meeting of shareholders held on June 30, 2021, shareholders approved the liquidation and dissolution of the Fund. The Fund has fixed the close of business on August 6, 2021 as the effective date for determining the stockholders of the Fund that will be entitled to receive liquidating distributions. The Fund’s last day of trading on the New York Stock Exchange will be August 2, 2021, after which time there will be no secondary market for the Fund’s shares. It is anticipated that liquidating distributions will begin being paid after the close of business on August 6, 2021 (the “Closing Date”). Until the Closing Date, the Fund is expected to deviate from its investment objectives and investment policies and the Fund’s investment restrictions will not apply as the Fund’s portfolio will be managed in anticipation of the liquidation and the Fund’s portfolio securities will be sold.

Sincerely,

BEN MORTON	TYLER S. ROSENLICHT
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Our Leverage Strategy

(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of May 31, 2021, leverage represented 15% of the Fund’s managed assets.

Through fixed-rate financing, the Fund has locked in interest rates on this additional capital for the period expiring in May 2022. Locking in our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in the Fund’s leveraging costs partially protects the Fund’s expenses from an increase in short-term interest rates.

Leverage Factsa,b

Leverage (as a % of managed assets)	15%
% Fixed Rate	100%
Rate on Financing	3.4%
Term on Financing	1.0 year

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may incur breakage fees under the Fund’s credit arrangement and may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

[a]	Data as of May 31, 2021. Information is subject to change.
[b]	See Note 7 in Notes to Financial Statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

May 31, 2021

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Managed Assets

MPLX LP	$14,497,516	12.0

Energy Transfer LP	14,039,675	11.7

Magellan Midstream Partners LP	13,530,943	11.2

Plains All American Pipeline LP	12,527,804	10.4

Enterprise Products Partners LP	9,831,558	8.2

Western Midstream Partners LP	9,282,009	7.7

DCP Midstream LP	5,793,983	4.8

Enable Midstream Partners LP	3,783,100	3.1

Crestwood Equity Partners LP	3,502,882	2.9

Phillips 66 Partners LP	3,365,558	2.8

[a]

Top ten holdings (excluding short-term investments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)

(Unaudited)

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS

May 31, 2021 (Unaudited)

		Shares/Units	Value
MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES	111.9%
CRUDE/REFINED PRODUCTS	37.8%
BP Midstream Partners LP		169,006	$2,389,745
Genesis Energy LPa		355,204	3,317,605
Holly Energy Partners LP		32,018	681,023
Magellan Midstream Partners LP		274,517	13,530,943
NuStar Energy LPa		168,052	3,083,754
Phillips 66 Partners LPa		83,971	3,365,558
Plains All American Pipeline LPa		1,189,725	12,527,804

			38,896,432

DIVERSIFIED MIDSTREAM	39.1%
Energy Transfer LPa		1,418,149	14,039,675
Enterprise Products Partners LPa		416,415	9,831,558
MPLX LP		506,375	14,497,516
Williams Cos., Inc.[a]		70,671	1,861,474

			40,230,223

ENERGY	0.9%
Vine Energy, Inc.[b]		61,996	900,802

GATHERING & PROCESSING	27.3%
Antero Midstream Corp.		88,541	849,994
Crestwood Equity Partners LP		122,222	3,502,882
DCP Midstream LP		230,194	5,793,983
Enable Midstream Partners LPa		447,175	3,783,100
EnLink Midstream LLC		30,575	149,206
Shell Midstream Partners LP		194,756	2,812,277
Targa Resources Corp.		49,131	1,909,231
Western Midstream Partners LPa		464,565	9,282,009

			28,082,682

GATHERING & PROCESSING—FOREIGN	0.8%
Tidewater Midstream & Infrastructure Ltd. (Canada)[a]		848,264	870,698

NATURAL GAS PIPELINES	3.0%
Cheniere Energy Partners LP		59,581	2,458,312
Cheniere Energy, Inc.[b]		7,100	602,790

			3,061,102

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2021 (Unaudited)

		Shares/Units	Value
PIPELINES—FOREIGN	3.0%
Gibson Energy, Inc. (Canada)		30,398	$592,837
Pembina Pipeline Corp. (Canada)		38,300	1,232,968
TC Energy Corp. (Canada)		24,347	1,227,780

			3,053,585

TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES (Identified cost—$102,609,460)			115,095,524

PREFERRED SECURITIES—$25 PAR VALUE	1.5%
BANKS	0.0%
Regions Financial Corp., 5.70% to 5/15/29, Series Ca,c,d		1,512	42,684

CHEMICALS	0.6%
CHS, Inc., 7.50%, Series 4[a,c]		20,341	592,737

DIVERSIFIED FINANCIAL SERVICES	0.1%
Morgan Stanley, 5.85% to 4/15/27, Series Ka,c,d		2,985	86,684

DIVERSIFIED MIDSTREAM	0.1%
Energy Transfer LP, 7.625% to 8/15/23, Series Dc,d		4,051	101,194

INSURANCE	0.6%
LIFE/HEALTH INSURANCE	0.2%
Athene Holding Ltd., 6.35% to 6/30/29, Series Aa,c,d		4,056	118,435
Unum Group, 6.25%, due 6/15/58[a]		1,754	47,428

			165,863

MULTI-LINE—FOREIGN	0.1%
AEGON Funding Co. LLC, 5.10%, due 12/15/49 (Netherlands)[a]		5,500	143,880

PROPERTY CASUALTY	0.2%
Enstar Group Ltd., 7.00% to 9/1/28, Series Da,c,d		6,000	171,960

REINSURANCE	0.1%
Arch Capital Group Ltd., 5.45%, Series Fa,c		4,700	124,268

TOTAL INSURANCE			605,971

UTILITIES	0.0%
South Jersey Industries, Inc., 5.625%, due 9/16/79[a]		1,806	47,191

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2021 (Unaudited)

		Shares/Units		Value
UTILITIES—FOREIGN	0.1%
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)[a,d]		3,860		$107,617

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$1,471,936)				1,584,078

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	1.2%
BANKS	0.8%
Bank of America Corp., 6.10% to 3/17/25, Series AAc,d		$100,000		112,618
Bank of America Corp., 8.05%, due 6/15/27, Series Ba		100,000		131,018
CoBank ACB, 6.25% to 10/1/22, Series Fa,c,d		2,300	†	241,500
JPMorgan Chase & Co., 6.10% to 10/1/24, Series Xc,d		100,000		108,563
Wells Fargo & Co., 5.875% to 6/15/25, Series Uc,d		100,000		111,500
Wells Fargo & Co., 5.95%, due 12/15/36[a]		70,000		94,521

				799,720

INSURANCE	0.4%
LIFE/HEALTH INSURANCE	0.1%
Brighthouse Financial, Inc., 4.70%, due 6/22/47		101,000		109,162

MULTI-LINE	0.2%
American International Group, Inc., 8.175% to 5/15/38, due 5/15/58[a,d]		103,000		151,046

MULTI-LINE—FOREIGN	0.1%
AXA SA, 6.379% to 12/14/36, 144A (France)[a,c,d,e]		100,000		138,449

TOTAL INSURANCE				398,657

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$1,082,776)				1,198,377

		Shares
SHORT-TERM INVESTMENTS	2.8%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01%[f]		2,884,545		2,884,545

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$2,884,545)				2,884,545

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2021 (Unaudited)

		Value
TOTAL INVESTMENTS IN SECURITIES (Identified cost—$108,048,717)	117.4%	$120,762,524
LIABILITIES IN EXCESS OF OTHER ASSETS	(17.4)	(17,863,260)

NET ASSETS (Equivalent to $3.94 per share based on 26,092,048 shares of common stock outstanding)	100.0%	$102,899,264

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
[a]	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $46,452,799 in aggregate has been pledged as collateral.
[b]	Non-income producing security.
[c]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[d]	Security converts to floating rate after the indicated fixed-rate coupon period.
[e]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $138,449 which represents 0.1% of the net assets of the Fund, of which 0.0% are illiquid.

[f]	Rate quoted represents the annualized seven-day yield.

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2021 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$108,048,717)	$120,762,524
Foreign currency, at value (Identified cost—$16)	14
Receivable for:
Investment securities sold	353,351
Dividends, distributions and interest	27,409
Other assets	13,418

Total Assets	121,156,716

LIABILITIES:
Payable for:
Credit agreement	17,500,000
Investment securities purchased	147,059
Investment advisory fees	101,021
Interest expense	51,492
Dividends declared	42,516
Administration fees	8,082
Other liabilities	407,282

Total Liabilities	18,257,452

NET ASSETS	$102,899,264

NET ASSETS consist of:
Paid-in capital	$353,046,401
Total distributable earnings/(accumulated loss)	(250,147,137)

$102,899,264

NET ASSET VALUE PER SHARE:
($102,899,264 ÷ 26,092,048 shares outstanding)	$3.94

MARKET PRICE PER SHARE	$3.75

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	(4.82)%

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended May 31, 2021 (Unaudited)

Investment Income:
Distributions from master limited partnerships and related companies (net of $9,673 of foreign withholding tax)	$4,287,971
Less return of capital on distributions	(4,138,134)

Net distributions from master limited partnerships and related companies	149,837
Interest income	19,626

Total Investment Income	169,463

Expenses:
Investment advisory fees	520,206
Line of credit fees	405,338
Interest expense	302,310
Liquidation expenses	220,000
Professional fees	158,933
Administration fees	41,617
Shareholder reporting expenses	27,750
Transfer agent fees and expenses	9,280
Custodian fees and expenses	380
Miscellaneous	14,782

Total Expenses	1,700,596

Net Investment Income (Loss), net of income taxes	(1,531,133)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	340,114
Written option contracts	21,726
Foreign currency transactions	1,201

Net realized gain (loss), net of income taxes	363,041

Net change in unrealized appreciation (depreciation) on:
Investments in securities	35,724,904
Foreign currency translations	(210)

Net change in unrealized appreciation (depreciation), net of income taxes	35,724,694

Net Realized and Unrealized Gain (Loss), net of income taxes	36,087,735

Net Increase (Decrease) in Net Assets Resulting from Operations	$34,556,602

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended May 31, 2021	For the Year Ended November 30, 2020
Change in Net Assets:
From Operations:
Net investment income (loss), net of income taxes	$(1,531,133)	$(5,209,005)
Net realized gain (loss), net of income taxes	363,041	(122,527,464)
Net change in unrealized appreciation (depreciation), net of income taxes	35,724,694	25,173,428

Net increase (decrease) in net assets resulting from operations	34,556,602	(102,563,041)

Distributions to Shareholders	—	—
Tax Return of Capital to Shareholders	(2,348,284)	(10,090,624)

Total distributions	(2,348,284)	(10,090,624)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	—	(1,450,785)

Total increase (decrease) in net assets	32,208,318	(114,104,450)
Net Assets:
Beginning of period	70,690,946	184,795,396

End of period	$102,899,264	$70,690,946

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended May 31, 2021 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$34,556,602
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(29,583,043)
Proceeds from sales and maturities of long-term investments	34,096,762
Net purchases, sales and maturities of short-term investments	(1,272,724)
Net amortization of premium on investments in securities	4,377
Net decrease in dividends and interest receivable and other assets	3,357
Net increase in interest expense payable, accrued expenses and other liabilities	133,034
Net change in unrealized appreciation on investments in securities	(35,724,904)
Net realized gain on investments in securities	(340,114)

Cash provided by operating activities	1,873,347

Cash Flows from Financing Activities:
Line of credit fees	405,338
Dividends paid	(2,319,997)

Cash used for financing activities	(1,914,659)

Increase (decrease) in cash	(41,312)
Cash at beginning of period (including foreign currency)	41,326

Cash at end of period (including foreign currency)	$14

Supplemental Disclosure of Cash Flow Information and Non-Cash Activities:

For the six months ended May 31, 2021, interest paid was $300,649.

For the six months ended May 31, 2021, as part of an exchange offer from one of the Fund’s investments, the Fund received shares of a new security valued at $2,438,003.

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

Foreign currency	$14

Total cash shown on the Statement of Cash Flows	$14

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended May 31, 2021	For the Year Ended November 30,
Per Share Operating Data:		2020	2019	2018	2017	2016
Net asset value, beginning of period	$2.71	$ 6.88	$ 9.64	$10.11	$11.87	$13.01

Income (loss) from investment operations:

Net investment income (loss), net of income taxes[a]	(0.06)	(0.20)	(0.11)	(0.16)	(0.15)	(0.17)
Net realized and unrealized gain (loss), net of income taxes	1.38	(3.61)	(1.73)	0.61	(0.69)	0.20

Total from investment operations	1.32	(3.81)	(1.84)	0.45	(0.84)	0.03

Less dividends and distributions to shareholders from:

Net investment income	—	—	(0.12)	(0.55)	(0.20)	—
Tax return of capital	(0.09)	(0.38)	(0.80)	(0.37)	(0.72)	(1.17)

Total dividends and distributions to shareholders	(0.09)	(0.38)	(0.92)	(0.92)	(0.92)	(1.17)

Anti-dilutive effect from the repurchase of shares	—	0.02	—	—	—	—

Net increase (decrease) in net asset value	1.23	(4.17)	(2.76)	(0.47)	(1.76)	(1.14)

Net asset value, end of period	$3.94	$ 2.71	$ 6.88	$ 9.64	$10.11	$11.87

Market value, end of period	$3.75	$ 2.22	$ 6.89	$ 8.74	$9.38	$10.37

Total net asset value return[b]	49.76%[c]	–55.35%	–20.67%	4.50%	–7.27%	2.75%

Total market value return[b]	74.00%[c]	–63.47%	–12.37%	2.12%	–1.52%	5.31%

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended May 31, 2021	For the Year Ended November 30,
Ratios/Supplemental Data:		2020	2019	2018	2017	2016
Net assets, end of period (in millions)	$102.9	$70.7	$184.8	$258.2	$271.0	$318.1

Ratios to average daily net assets:

Expenses	3.93%[d,e]	5.82%[e]	3.24%	2.59%	2.32%	2.95%

Expenses (excluding interest expense)	3.23%[d,e]	4.40%[e]	1.80%	1.66%	1.66%	2.16%

Net investment income (loss)[f]	(3.54)%[d]	(5.25)%	(1.23)%	(1.52)%	(1.25)%	(1.63)%

Ratio of expenses to average daily managed assets[f,g]	3.27%[d,e]	4.10%[e]	2.21%	1.87%	1.74%	2.09%

Portfolio turnover rate	29%[c]	51%	74%	58%	46%	54%

Credit Agreement

Asset coverage ratio for credit agreement	688%	504%	276%	321%	358%	403%

Asset coverage per $1,000 for credit agreement	$6,880	$5,039	$2,760	$3,207	$3,581	$4,029

Amount of loan outstanding (in millions)	$17.5	$17.5	$105.0	$117.0	$105.0	$105.0

[a]	Calculation based on average shares outstanding.
[b]

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[c]	Not annualized.
[d]	Annualized.
[e]

The expense ratio includes line of credit fees related to loan paydowns (See Note 7). Without these fees, the ratio of expenses and expenses (excluding interest expense) to average daily net assets would have been 2.99% and 2.29%, respectively, for the six months ended May 31, 2021. The ratio of expenses to average daily managed assets would have been 2.49% for the six months ended May 31, 2021. Without these fees, the ratio of expenses and expenses (excluding interest expense) to average daily net assets would have been 3.43% and 2.01%, respectively, for the year ended November 30, 2020. The ratio of expenses to average daily managed assets would have been 2.42% for the year ended November 30, 2020.

[f]	Ratio includes the deferred tax benefit/expense allocated to net investment income (loss) and the deferred tax benefit/expense allocated to realized and unrealized gain (loss), if any.
[g]	Average daily managed assets represent net assets plus the outstanding balance of the credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on December 13, 2012 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, closed-end management investment company. The Fund’s investment objective is to provide attractive total return, comprised of high current income and price appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of May 31, 2021 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Master Limited Partnerships and Related Companies	$115,095,524	$115,095,524	$—	$—
Preferred Securities—$25 Par Value	1,584,078	1,584,078	—	—
Preferred Securities—Capital Securities	1,198,377	—	1,198,377	—
Short-Term Investments	2,884,545	—	2,884,545	—

Total Investments in Securities[a]	$120,762,524	$116,679,602	$4,082,922	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Master Limited Partnerships (MLPs) and related companies are recorded as income and return of capital based on information reported by the MLPs and related companies as well as management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and related companies. Actual amounts may differ from the estimated amounts. For the six months ended May 31, 2021, the Fund has estimated approximately 94.9% of distributions from MLPs and related companies as return of capital.

Master Limited Partnerships: Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the Code), and whose interest or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes and unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

At May 31, 2021, the Fund did not have any option contracts outstanding.

Dividends and Distributions to Shareholders: The Fund makes regular monthly distributions pursuant to the Policy. Dividends from net investment income, if any, are declared quarterly and paid monthly. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended May 31, 2021, all of the distributions have been characterized as distributions from tax return of capital.

Distributions Subsequent to May 31, 2021: The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report. The Fund will not declare any future monthly dividends as a result of the Fund’s pending liquidation, which was approved by the Fund’s shareholders at the adjourned special meeting of shareholders held on June 30, 2021.

Ex-Date	Record Date	Payable Date	Amount
6/15/21	6/16/21	6/30/21	$0.015

Income Taxes: The Fund, which is treated as a C corporation for U.S. Federal income tax purposes, is obligated to pay federal and state income tax on its taxable income. The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLPs taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance, which would offset some or all of the

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

deferred tax asset, is required. A valuation allowance is required if based on the evaluation criterion provided by ASC 740, Income Taxes, it is more likely than not that some portion, or all, of the deferred tax asset will not be realized. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax asset or liability.

For all open tax years and for all major jurisdictions, management of the Fund has analyzed and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and by state departments of revenue.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily managed assets of the Fund. Managed assets are equal to the net assets of the common shares plus the amount of any borrowings, used for leverage, outstanding.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily managed assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.08% of the average daily managed assets of the Fund. For the six months ended May 31, 2021, the Fund incurred $41,617 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $268 for the six months ended May 31, 2021.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended May 31, 2021, totaled $29,652,936 and $30,191,833, respectively.

Note 4. Derivative Investments

The following table presents the effect of derivatives held during the six months ended May 31, 2021, along with the respective location in the financial statements.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Changein Unrealized Appreciation (Depreciation)
Equity Risk:
Purchased Option Contracts—Exchange- Traded	Net Realized and Unrealized Gain (Loss)	$120	$—
Written Option Contracts—Exchange-Traded	Net Realized and Unrealized Gain (Loss)	21,726	—

The following summarizes the volume of the Fund’s option contracts activity for the six months ended May 31, 2021:

Written Option Contracts
Average Notional Amount[a,b]	$577,822

[a]	Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month-end. For the period, this represents two months for written options.
[b]	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Income Tax Information

As of May 31, 2021, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$86,761,061

Gross unrealized appreciation on investments	$39,617,097
Gross unrealized depreciation on investments	(5,615,620)

Net unrealized appreciation (depreciation) on investments	$34,001,477

The Fund’s income tax expense/(benefit) for the six months ended May 31, 2021 consists of the following:

Deferred
Federal	$7,248,528
State	627,646
Valuation allowance	(7,876,174)

Total tax expense/(benefit)	$—

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of May 31, 2021, are as follows:

Deferred tax assets:
Net operating loss	$16,672,650
Capital loss carryforward	45,641,343
Passive activity losses	135,593
Other	58,555
Valuation allowance	(54,823,938)

Total deferred tax asset	$7,684,203

Deferred tax liabilities:
Unrealized gain on investments	$(7,684,203)

Total deferred tax liabilities	$(7,684,203)

Total net deferred tax asset/(liability)	$—

Other deferred tax assets represents net operating and capital losses for certain MLP securities held in the portfolio at May 31, 2021 which will be available upon disposition of these securities.

The Fund reviews the recoverability of its deferred tax assets based upon the weight of the available evidence. When assessing, the Fund’s management considers available carrybacks, reversing temporary taxable differences, and tax planning, if any. As a result of management’s analysis

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

of the recoverability of the Fund’s deferred tax assets, as of May 31, 2021, the Fund recorded a valuation allowance of $54,823,938. The Fund will continue to assess the need for a valuation allowance in the future. Significant increases in the fair value of its portfolio of investments may change the Fund’s assessment of the recoverability of these assets and may result in the removal of the valuation allowance against all or a portion of the Fund’s gross deferred tax assets.

Total income tax expense/(benefit) (current and deferred) has been computed by applying the federal statutory income tax rate of 21% plus a blended state income tax rate of 1.577% to the Fund’s net investment income and realized and unrealized gains (losses) on investments before taxes for the six months ended May 31, 2021, as follows:

Deferred
Application of statutory income tax expense	$7,256,886
State income taxes, net of federal benefit	544,958
Tax benefit on permanent items	(5,452)
Change in estimated state deferred tax rate	79,782
Change in valuation allowance	(7,876,174)

Total tax expense/(benefit)	$—

The Fund’s tax expense or benefit, if any, is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates.

The Fund has net operating loss (NOL) carryforwards of $73,303,567 that are available to offset future taxable income. The Coronavirus Aid, Relief, and Economic Stability Act (CARES Act) was signed into law on March 27, 2020. Under current tax law, NOLs have different carryback and carryforward periods and limitation depending on the date incurred. Under the CARES Act, NOLs generated in tax years ending prior to December 31, 2018 can be carried back 2 years and forward 20 years. In addition, the CARES Act delays the application of the 80% net operating loss limitation, established under the Tax Cuts and Jobs Act of 2017, to tax years ending November 30, 2022 and beyond. As a result, NOLs generated in tax years beginning after December 31, 2018 cannot be carried back but can be carried forward indefinitely subject to the aforementioned 80% limitation. The Fund has NOL carryforwards for federal income tax purposes as follows:

Year Ended	Amount	Expiration
11/30/2015	$36,808,652	November 30, 2035
11/30/2016	9,144,606	November 30, 2036
11/30/2017	17,021,292	November 30, 2037
11/30/2018	10,329,017	November 30, 2038

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Net capital loss carryforwards of $202,158,583 are available to offset future capital gains. Capital loss carryforwards can be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2021. The Fund has net capital loss carryforwards for federal income tax purposes as follows:

Year Ended	Amount	Expiration
11/30/2016	$60,429,892	November 30, 2021
11/30/2020	113,523,864	November 30, 2025
11/30/2021	28,204,827	November 30, 2026

In connection with the pending liquidation, the Fund will likely forfeit unused NOLs and capital loss carryforwards.

Note 6. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

During the six months ended May 31, 2021, the Fund did not issue any shares of common stock for the reinvestment of dividends. During the year ended November 30, 2020, the Fund issued 62,127 shares of common stock at $251,319 for the reinvestment of dividends.

On December 10, 2019, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) as of January 1, 2020 through December 31, 2020. On December 8, 2020, the Board of Directors approved the continuation of the Share Repurchase Program of up to 10% of the Fund’s common shares outstanding as of January 1, 2021 through December 31, 2021.

During the six months ended May 31, 2021, the Fund did not effect any repurchases. During the year ended November 30, 2020, the Fund repurchased 811,188 shares of common stock at $1,702,104.

Note 7. Borrowings

The Fund has entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund pays a monthly financing charge based on a combination of LIBOR-based variable and fixed rates. The Fund may pay a fee of 0.45% per annum on any unused portion of the credit agreement. Under the amended agreement, the Fund may draw on the credit line up to the maximum $225,000,000 commitment amount on one day’s notice to, and with approval by, BNPP and subject to 1940 Act limitations.

BNPP may not change certain terms of the credit agreement except upon 360 days’ notice. Also, if the Fund violates certain other conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. Under the terms of the credit agreement, the Fund may, upon prior written notice to BNPP, prepay all or a portion of the fixed rate portions of the credit facility. In the event of such prepayment, the Fund will receive or pay any gain or loss associated with BNPP’s interest rate hedge with respect to the applicable fixed rate portions of the credit facility, which could be material in certain circumstances (breakage fee).

Following a period of extreme volatility and price depreciation in the market for MLPs during the fiscal year ended November 30, 2020, the Fund paid down the $52,500,000 5-year fixed-rate tranche and $35,000,000 of the 6-year fixed-rate tranche under the credit agreement with BNPP. In accordance with the terms of the credit agreement, the Fund paid breakage fees of $2,780,305 to BNPP in connection with these paydowns, a portion of which was expensed, with the remainder being amortized based upon the 360 day notice period of the credit facility. For the six months ended May 31, 2021, the Fund has expensed a total of $405,338 of such breakage fees. This amount is reflected as line of credit fees on the Statement of Operations.

As of May 31, 2021, the Fund had outstanding borrowings of $17,500,000. The fair value of these borrowings at May 31, 2021 was $17,917,605, including estimated breakage fees of $417,605 in the event of a prepayment of all of the fixed rate financing. The borrowings are classified as Level 2 within the fair value hierarchy. During the six months ended May 31, 2021, the Fund borrowed an average daily balance of $17,500,000 at a weighted average borrowing cost of 3.4%.

Note 8. Other Risks

MLP Investment Risk: An investment in MLPs involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of equity securities issued by MLPs have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of such equity securities have more limited control and limited rights to vote on matters affecting the partnership. MLPs may have additional expenses, as some MLPs pay incentive distribution fees to their general partners. Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

MLPs may have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indexes which presents unique investment risks. MLPs and other small capitalization companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs and other small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. MLPs and other smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. The value of MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If MLPs were subject to U.S. federal income taxation as a corporation, the MLPs would be required to pay U.S. federal income tax on their taxable income which would have the effect of reducing the amount of cash available for distribution to the MLP unitholders. This would also cause any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. As a result, after-tax returns could be reduced, which could cause a decline in the value of MLPs.

Energy Sector Risk: The Fund is subject to more risks related to the energy sector than if the Fund were more broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. In addition, there are several specific risks associated with investments in the energy sector, including the following: Commodity Price Risk, Depletion Risk, Supply and Demand Risk, Regulatory Risk, Acquisition Risk, Weather Risks, Exploration Risk, Catastrophic Event Risk, Interest Rate Transaction Risk, Affiliated Party Risk and Limited Partner Risk and Risks of Subordinated MLP Units. MLPs which invest in the energy industry may be highly volatile due to significant fluctuation in the prices of energy commodities as well as political and regulatory developments.

Market Volatility Risk: Under normal market conditions, the Fund will invest at least 80% of its managed assets in energy-related MLPs and companies that are involved in the exploration, production, gathering, transportation, processing, storage, refining, distribution or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or other energy sources (Related Companies). The Fund’s strategy of focusing its investments in MLPs and Related Companies means that the performance of the Fund will be closely tied to the performance of the energy infrastructure industry. Recent market volatility in the energy markets, including price decreases connected to the COVID-19 pandemic, has significantly affected the performance of the energy infrastructure industry, as well as the performance of the MLPs and Related Companies in which the Fund invests. In addition, volatility in the energy markets may affect the ability of MLPs and Related Companies to finance capital expenditures and new acquisitions and to maintain or increase distributions to investors due to a lack of access to capital.

Interest Rate Risk to MLPs and Related Companies: Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other entities operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other entities operating in the energy sector as the yields on alternative investments increase. These risks may be greater in the current market environment because certain interest rates are at historically low levels.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Counterparty Risk: Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment advisory fees payable to the investment advisor being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Foreign (Non-U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Non-Diversification Risk: As a “non-diversified” investment company, the Fund can invest in fewer individual companies than a diversified investment company. As a result, the Fund is more susceptible

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund’s relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by the COVID-19 virus, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems and supply chains. The COVID-19 pandemic and its effects may result in a sustained economic downturn or a global recession, ongoing market volatility and/or decreased liquidity in the financial markets, exchange trading suspensions and closures, higher default rates,

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

domestic and foreign political and social instability and damage to diplomatic and international trade relations. While some vaccines have been developed and approved for use by various governments, the political, social, economic, market and financial risks of COVID-19 could persist for years to come. The foregoing could impair the Fund’s ability to maintain operational standards disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. On January 1, 2021, the EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU, provisionally went into effect. The UK Parliament ratified the agreement in December 2020 and the EU Parliament ratified the agreement in April 2021. The agreement must now be approved by EU member states to enter into force officially. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit, the EU-UK Trade and Cooperation Agreement, how future negotiations of trade relations will proceed, and how the financial markets will react to all of the preceding. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

The SEC has recently adopted a rule relating to a registered investment company’s use of derivatives and similar transactions that could potentially require the Fund to observe more stringent requirements than are currently imposed by the 1940 Act. The new rule will replace present SEC and SEC staff regulatory guidance related to limits on a registered investment company’s use of derivative

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

instruments and certain other transactions, such as short sales and reverse repurchase agreements. The rule may substantially curtail the Fund’s ability to use derivative instruments as part of the Fund’s investment strategy and could ultimately prevent the Fund from being able to achieve its investment goals.

LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the head of the UK Financial Conduct Authority (the “FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. Alternatives to LIBOR are in development in many major financial markets. For example, the U.S. Federal Reserve has begun publishing a Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, as a possible replacement for U.S. dollar LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (SONIA) in England. Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking. The FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of LIBOR publications to end at the end of 2021. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty and risk regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments, the suitability of the proposed replacement rates, and the process for amending existing contracts and instruments remains unclear. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of LIBOR publications.

Note 9. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 10. Subsequent Events

At the adjourned special meeting of shareholders held on June 30, 2021, shareholders approved the liquidation and dissolution of the Fund. The Fund has fixed the close of business on August 6, 2021 as the effective date for determining the shareholders of the Fund that will be entitled to receive

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

liquidating distributions. The Fund’s last day of trading on the New York Stock Exchange will be August 2, 2021, after which time there will be no secondary market for the Fund’s shares. It is anticipated that liquidating distributions will begin being paid after the close of business on August 6, 2021 (the “Closing Date”). Until the Closing Date, the Fund is expected to deviate from its investment objectives and investment policies and the Fund’s investment restrictions will not apply as the Fund’s portfolio will be managed in anticipation of the liquidation and the Fund’s portfolio securities will be sold.

On July 12, 2021, the Fund paid down the $17,500,000 of the 6-year fixed-rate tranche under the credit agreement with BNPP. In accordance with the terms of the credit agreement, the Fund paid breakage fees of $383,000 to BNPP in connection with these paydowns.

Management has evaluated events and transactions occurring after May 31, 2021 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers MLP Income & Energy Opportunity Fund, Inc. (the Fund) shareholders voted on the following proposals at the annual meeting held on April 22, 2021. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted for	Authority Withheld
To elect Directors:

George Grossman	19,949,952	639,905
Jane F. Magpiong	20,008,684	581,173
Robert H. Steers	19,958,406	631,451
C. Edward Ward, Jr	19,949,462	640,395

Fund shareholders were asked to consider a proposal to liquidate and dissolve the Fund at a special meeting initially held on May 27, 2021 and which was adjourned until June 30, 2021 in order to provide additional time in which to solicit votes on the proposal. On June 30, 2021, Fund shareholders approved the proposal to liquidate and dissolve the Fund. The number of shares voted are as follows:

Common Shares	Shares Voted for	Shares Voted Against	Authority Withheld
Approval of Liquidation and Dissolution of the Fund pursuant to the Plan of Liquidation:	13,594,293	2,388,239	490,231

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended May 31, 2021) (Unaudited)

Based on Net Asset Value			Based on Market Value
One Year	5 Years	Since Inception (3/26/13)	One Year	5 Years	Since Inception (3/26/13)
47.31%	–10.98%	–9.81%	68.13%	–9.12%	–10.86%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-227-0757, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission’s (the SEC) website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. Previously, the Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which has now been rescinded. Both the Fund’s Form N-Q and Form N-PORT are available (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s current or accumulated earnings and profits. Distributions in excess of the Fund’s current earnings and profits are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Changes to the Board of Directors

On March 8, 2021, the Board of Directors voted to set the number of directors on the Fund’s Board of Directors to ten. In addition, the Board of Directors elected Ms. Ramona Rogers-Windsor as a Director of the Fund.

Ramona Rogers-Windsor: In addition to serving as a Director of the Cohen & Steers funds, Ms. Rogers-Windsor serves as a member of the Thomas Jefferson University Board of Trustees since December 2020. Previously, Ms. Rogers-Windsor spent over 23 years in investment management with Northwestern Mutual Investment Company, LLC, most recently as Managing Director and Portfolio Manager. Prior to that, Ms. Rogers-Windsor served as a financial officer with Northwestern Mutual Life. Ms. Rogers-Windsor has over 38 years of experience across multiple segments of the financial services industry and has previously served on the boards of several non-profit organizations. Ms. Rogers-Windsor holds a BS in Accounting from Marquette University and is a Certified Public Accountant and a Chartered Financial Analyst charterholder.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 866-227-0757

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open- and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies.

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 866-227-0757 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

C. Edward Ward Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

James Giallanza

Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Albert Laskaj

Treasurer

Stephen Murphy

Chief Compliance Officer

and Vice President

Benjamin Morton

Vice President

Tyler S. Rosenlcht

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Computershare

150 Royall Street

Canton, MA 02021

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:    MIE

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represents past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

Cohen & Steers

MLP Income

and Energy

Opportunity

Fund (MIE)

Semiannual Report May 31, 2021

MIESAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

(a)	Not applicable.

(b)	The registrant has not had any change in the portfolio managers identified in response to paragraph (a)(1) of this item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Fund did not engage in any securities lending activity during the Fund’s most recent fiscal year.

(b)	The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the Fund’s most recent fiscal year.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: Principal Executive Officer (President and Chief Executive Officer)

Date: August 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin	By:	/s/ James Giallanza
	Name: Adam M. Derechin		Name: James Giallanza
	Title: Principal Executive Officer (President and Chief Executive Officer)		Title: Principal Financial Officer (Chief Financial Officer)

Date: August 5, 2021